UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9191

Name of Fund:  MuniHoldings Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 03/31/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings
Insured Fund II, Inc.


Semi-Annual Report
March 31, 2004



MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund invests at least 80% of its net assets (including assets acquired from the sale of Preferred Stock), plus the amount of any borrowings for investment purposes, in insured municipal obligations.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniHoldings Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



MuniHoldings Insured Fund II, Inc.


The Benefits and Risks of Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million create a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of March 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 2.24%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004



A Letter From the President


Dear Shareholder

Index returns during the most recent six-month and 12-month reporting periods indicate that fixed income markets - both taxable and tax-exempt - continued to reward those investors who were willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a six-month return of +8.65% and a 12-month return of +22.86% as of March 31, 2004. By comparison, the Lehman Brothers Aggregate Bond Index returned +2.98% and +5.40% and the Lehman Brothers Municipal Bond Index returned +3.12% and +5.86% for the six-month and 12-month periods ended March 31, 2004, respectively.

As of March month-end, the Federal Reserve Board maintained its accommodative policy stance. As a result, short-term interest rates remained at historic lows and kept the short end of the yield curve relatively flat, making it increasingly difficult to find attractive income opportunities. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. Having said that, if the economy continues to grow at its recent pace, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, continued to provide attractive returns. For the six-month and 12-month periods ended March 31, 2004, the Standard & Poor's 500 Index returned +14.08% and
+35.12%, respectively. Much of the boost came from improving economic conditions throughout the past year. Significant fiscal and monetary stimulus, including the low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004



A Discussion With Your Fund's Portfolio Manager


We focused on the less volatile areas of the municipal yield curve - specifically, the 20-year and longer range - in order to maintain the Fund's attractive yield and avoid excessive price fluctuations.


Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined while the U.S. economy gained strength. Gross domestic product, which had expanded at an annualized rate of 8.2% in the third quarter of 2003, grew a more sustainable 4.1% in the fourth quarter. Notwithstanding the positive economic growth trend, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

At the end of March 2004, long-term U.S. Treasury bond yields stood at 4.77%, representing a decline of more than 10 basis points (.10%) over the past six months. Yields on tax-exempt municipal bonds fell more sharply as their prices - which move opposite their yields - rose accordingly. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell more than 40 basis points over the past six months. Yields on 30-year issues rated AAA - the highest rated - fell 20 basis points, according to Municipal Market Data. However, yields on 10-year AAA-rated issues essentially remained unchanged. We believe supply pressures prevented the prices of intermediate-maturity bonds from rising to the same extent as longer-maturity issues, as recent supply increases were concentrated in the 10-year - 20-year range.

For the six months as a whole, municipal bond supply declined approximately 5% versus the same period a year ago. However, new issuance has increased in more recent months. During the past three months, more than $85 billion in long-term tax-exempt bonds was issued, representing an increase of nearly 3% versus the first quarter of 2003. In March 2004 alone, nearly $40 billion in long-term municipal bonds was issued, a 35% increase compared to March 2003's underwritings. March issuance was dominated by a number of larger, higher-quality underwritings exceeding $500 million in size. These issues were heavily weighted in the 10-year - 20-year maturity range, and this temporary supply imbalance resulted in higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues have continued to benefit from positive supply factors and have seen their prices rise accordingly. New-issue municipal volume is expected to be manageable in 2004, thereby continuing to support the tax-exempt market's favorable technical position.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, the most recent data from the Investment Company Institute indicates that, in just the first two months of 2004, tax-exempt bond funds have seen net new cash flows of almost $325 million.


How did the Fund perform during the period?

For the six-month period ended March 31, 2004, the Common Stock of MuniHoldings Insured Fund II, Inc. had net annualized yields of 5.93% and 6.27%, based on a period-end per share net asset value of $14.59 and a per share market price of $13.80, respectively, and $.434 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.80%, based on a change in per share net asset value from $14.37 to $14.59, and assuming reinvestment of $.432 per share ordinary income dividends.

For the six-month period ended March 31, 2004, the Fund's Auction
Market Preferred Stock (AMPS) had an average yield of .94% for Series A, .90% for Series B and .92% for Series C.

The Fund's total return, based on net asset value, exceeded the +4.07% average return of its comparable Lipper category of Insured Municipal Debt Funds (Leveraged) for the same six-month period. The outperformance can be attributed to a slightly defensive stance and a focus on less-volatile areas of the municipal yield curve. In particular, we looked to avoid the most interest rate-sensitive bonds - especially those with maturities of 10 years or less - and instead focused on 20-year and longer bonds. Fund performance benefited as the yield curve flattened. At the same time, the Fund was shielded from much of the volatility exhibited in the middle of the curve.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004



Fund performance also benefited from the continued tightening of credit spreads on uninsured bonds. As detailed in the Fund's prospectus, the Fund may invest up to 20% of net assets in uninsured investment grade bonds (securities with credit ratings between AA+ and BBB). Bonds with these ratings typically outperform when economic conditions improve because of a marketwide increase in credit strength and a reduction in the perceived risk investors place on these securities. As the economy gained ground during the period, this uninsured portion of the portfolio performed very well on a relative basis and contributed to the Fund's outperformance.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We strove to keep the portfolio fully invested to enhance the Fund's distribution yield. We also aimed to mute portfolio volatility by participating in the swap market. This helped to temporarily reduce the portfolio's duration - its sensitivity to changes in interest rates - in case of a spike in rates. It also helped maintain the Fund's attractive yield.

At the close of the period, the portfolio was modestly overweighted in California bonds. Because California securities continued to be inexpensively priced relative to national issues, we increased the Fund's exposure from 18% of net assets to approximately 21% to take advantage of what we believed were value opportunities. This is based on our belief that concerns about California's financial stability are being addressed and that the state's long-term prospects are positive.

Also during the period, we reduced the Fund's exposure to bonds backed by tobacco industry revenues as well as insured airport revenue bonds subject to the alternative minimum tax (AMT). Both sectors performed well during the past several months as new buyers emerged for high yield (tobacco bonds) and AMT paper. We took this as an opportunity to sell some of our holdings and reinvest the proceeds.

During the period, the Fund's borrowing costs generally remained in the .75% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.55% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remained fully invested at the close of the period and defensively structured. In our opinion, the economy is on track for continued growth, which we expect should push interest rates higher over time. We have been positioning the portfolio slightly more defensively as the market has rallied in an effort to maintain our competitive yield and to protect the portfolio from any spikes in interest rates.


Robert A. DiMella
Vice President and Portfolio Manager

April 21, 2004



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Schedule of Investments                                                                                      (In Thousands)

                S&P      Moody's  Face
State           Ratings  Ratings  Amount   Municipal Bonds                                                          Value
Alaska--2.4%    AAA      Aaa     $ 2,995   Alaska Energy Authority, Power Revenue Refunding Bonds (Bradley
                                           Lake), 4th Series, 6% due 7/01/2020 (c)                               $    3,574
                AAA      Aaa       2,000   Anchorage, Alaska, Water Revenue Refunding Bonds, 6% due
                                           9/01/2024 (a)                                                              2,304
                AAA      Aaa       1,700   Matanuska-Susitna Borough, Alaska, GO, Series A, 6% due
                                           3/01/2020 (d)                                                              1,963

Arizona--1.7%   NR*      Aaa       5,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds
                                           (Multi-Purpose Stadium Facility), Series A, 5.375% due 7/01/2020 (d)       5,539

Arkansas--1.1%  NR*      Aaa       3,205   University of Arkansas, University Revenue Bonds (Fayetteville
                                           Campus), 5.50% due 12/01/2018 (b)                                          3,609

California--    AAA      Aaa       5,000   California Infrastructure and Economic Development Bank Revenue
34.1%                                      Bonds (Bay Area Toll Bridges), 1st Lien, Series A, 5.25% due
                                           7/01/2021 (c)                                                              5,463
                AAA      Aaa       5,775   California Pollution Control Financing Authority, PCR, Refunding
                                           (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (d)          6,307
                AAA      Aaa       6,865   California State, Department of Water Resources, Power Supply
                                           Revenue Bonds, Series A, 5.375% due 5/01/2017 (j)                          7,667
                                           California State, GO, Refunding:
                AAA      NR*       9,250      5.25% due 10/01/2020 (j)                                               10,062
                BBB      Baa1      8,750      5.375% due 10/01/2027                                                   8,967
                NR*      Aaa       4,675      RIB, AMT, Series 777X, 9.40% due 12/01/2021 (d)(f)                      4,930
                BBB      Baa1      2,280   California State, Various Purpose, GO, 5.25% due 11/01/2020                2,401
                                           Golden State Tobacco Securitization Corporation of California,
                                           Tobacco Settlement Revenue Bonds:
                BBB      Baa2      1,890      Series A-3, 7.875% due 6/01/2042                                        2,085
                BBB-     Baa2      2,000      Series B, 5.75% due 6/01/2021                                           2,142
                BBB-     Baa2      5,980      Series B, 5.75% due 6/01/2022                                           6,380
                AAA      Aaa       2,700      Series B, 5.375% due 6/01/2028 (b)                                      2,863
                BBB-     Baa2      1,010      Series B, 5.60% due 6/01/2028                                           1,034
                NR*      Aa3         515   Los Angeles, California, Department of Water and Power, Electric
                                           Plant Revenue Refunding Bonds, RIB, Series 370, 10.70% due
                                           2/15/2024 (f)                                                                570
                                           Los Angeles, California, Unified School District, GO:
                AAA      Aaa       5,000      (Election of 1997), Series F, 5% due 7/01/2021 (b)                      5,331
                AAA      Aaa       5,830      Series A, 5% due 1/01/2028 (d)                                          6,075
                AAA      Aaa       4,000   Modesto, California, Irrigation District, COP, Refunding and
                                           Capital Improvements, Series A, 5% due 7/01/2033 (d)                       4,147
                                           Pasadena, California, Electric Revenue Bonds (d):
                AAA      Aaa       2,500      5.25% due 6/01/2020                                                     2,708
                AAA      Aaa       2,630      5.25% due 6/01/2021                                                     2,838
                AAA      Aaa       5,000   Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                                           5.375% due 11/01/2027 (b)                                                  5,265
                A-1+     Aaa       1,500   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                           Class R, Series K, 10.133% due 11/01/2021 (b)(f)                           1,787
                AAA      Aaa       5,500   Port of Oakland, California, Revenue Refunding Bonds, Series M,
                                           5.25% due 11/01/2019 (b)                                                   6,010
                AAA      Aaa       2,255   Riverside, California, Redevelopment Agency Tax Allocation Refunding
                                           Bonds (Merged Project Area), Series 2003, 5.25% due 8/01/2021 (d)          2,454
                AA       Aa3       2,250   Sacramento County, California, Sanitation District, Financing
                                           Authority Revenue Refunding Bonds, RIB, Series 366, 10.452% due
                                           12/01/2027 (f)                                                             2,566
                                           San Francisco, California, City and County Airports Commission,
                                           International Airport, Special Facilities Lease Revenue Bonds
                                           (SFO Fuel Company LLC), AMT:
                AAA      Aaa       6,460      Series 2000A, 5.25% due 1/01/2025 (a)                                   6,646
                AAA      Aaa       1,250      Series A, 6.10% due 1/01/2020 (c)                                       1,401
                AAA      Aaa       3,000   University of California Revenue Bonds (Multiple Purpose Projects),
                                           Series Q, 5% due 9/01/2022 (c)                                             3,144


Portfolio Abbreviations


To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P      Moody's  Face
State           Ratings  Ratings  Amount   Municipal Bonds                                                          Value
Colorado--6.7%                             Aurora, Colorado, COP (a):
                AAA      Aaa     $ 3,055      5.75% due 12/01/2019                                               $    3,492
                AAA      Aaa       3,230      5.75% due 12/01/2020                                                    3,667
                NR*      Aa2         590   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                           Series A-2, 7.50% due 4/01/2031                                              604
                NR*      Aaa       4,000   Colorado Health Facilities Authority, Hospital Revenue Refunding
                                           Bonds (Poudre Valley Health Care), Series A, 5.75% due 12/01/2023 (c)      4,383
                                           Larimer County, Colorado, Poudre School District Number R-1, GO:
                AAA      Aaa       2,000      6% due 12/15/2012 (b)                                                   2,358
                AAA      Aaa       2,975      6% due 12/15/2013 (b)                                                   3,516
                NR*      Aaa       1,325      5.75% due 12/15/2018 (d)                                                1,530
                NR*      Aaa       2,000      5.75% due 12/15/2019 (d)                                                2,302

Connecticut--   AAA      Aaa       8,500   Connecticut State, HFA, Revenue Bonds (Housing Mortgage Program),
4.6%                                       AMT, Series D, 5.15% due 11/15/2022 (d)                                    8,889
                AA       Baa3      5,710   Connecticut State Health and Educational Facilities Authority,
                                           Revenue Refunding Bonds (University of Hartford), Series E, 5.50%
                                           due 7/01/2022 (g)                                                          6,201

Florida--1.8%   AAA      Aaa       5,500   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25%
                                           due 10/01/2021 (b)                                                         5,947

Idaho--0.5%     NR*      Aaa       1,555   Idaho Housing and Finance Association, S/F Mortgage Revenue Bonds,
                                           AMT, Series E, 6% due 1/01/2032                                            1,592

Illinois--15.1%                            Chicago, Illinois, GO (b):
                AAA      Aaa       8,800      Series A, 6% due 1/01/2021                                             10,138
                AAA      Aaa       9,330      Series A, 6% due 1/01/2022                                             10,717
                AAA      Aaa       2,185   Chicago, Illinois, Neighborhoods Alive 21, GO, Series PG-A, 6% due
                                           1/01/2017 (b)                                                              2,558
                                           Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                           3rd Lien, AMT, Series B-2:
                AAA      Aaa       3,000      5.75% due 1/01/2023 (c)                                                 3,306
                AAA      Aaa       7,300      6% due 1/01/2029 (j)                                                    8,162
                A1       VMIG1++   2,805   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                           (University of Chicago Hospitals), VRDN, 1.10% due 8/01/2026 (d)(l)        2,805
                NR*      Aaa       1,600   Kane Cook and Du Page Counties, Illinois, School District Number 46,
                                           Elgin, GO, 6.50% due 1/01/2016 (c)                                         1,906
                                           Lake Cook, Kane and McHenry Counties, Illinois, Community Unit
                                           School District N220, GO (b):
                AAA      Aaa       8,035      6% due 12/01/2010 (e)                                                   9,549
                AAA      Aaa         125      6% due 12/01/2020                                                         145

Indiana--3.3%   AAA      Aaa       9,280   Shelbyville, Indiana, Elementary School Building Corporation Revenue
                                           Bonds, First Mortgage, 5.75% due 1/15/2009 (c)(e)                         10,746

Kansas--2.1%    AA       Aa2       3,510   Kansas State Development Finance Authority, Health Facilities
                                           Revenue Bonds (Sisters of Charity Leavenworth), Series J, 6.125%
                                           due 12/01/2020                                                             3,957
                NR*      Aaa       2,805   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue Bonds,
                                           AMT, Series A-2, 6.20% due 12/01/2033 (h)(i)                               3,010

Louisiana--0.7% AAA      Aaa       2,000   Louisiana Local Government, Environmental Facilities, Community
                                           Development Authority Revenue Bonds (Capital Projects and Equipment
                                           Acquisition), Series A, 6.30% due 7/01/2030 (a)                            2,394

Maryland--1.6%  AAA      Aaa       5,000   Maryland State Economic Development Corporation, Lease Revenue Bonds
                                           (Maryland Aviation Administration Facilities), AMT, 5.375% due
                                           6/01/2022 (c)                                                              5,340

Massachusetts--                            Massachusetts State, GO, Refunding, Series D (d)(e):
2.4%            AAA      Aaa       2,545      5.375% due 8/01/2012                                                    2,921
                AAA      Aaa         110      5.375% due 8/01/2012                                                      126
                AAA      Aaa         285   Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds, AMT,
                                           Series 77, 6.375% due 6/01/2029 (c)                                          287
                BBB      NR*       1,105   Massachusetts State Industrial Finance Agency, Higher Education
                                           Revenue Refunding Bonds (Hampshire College Project), 5.80% due
                                           10/01/2017                                                                 1,154
                                           Massachusetts State Water Resource Authority, Revenue Refunding
                                           Bonds, Series A (b):
                AAA      Aaa       1,270      6% due 8/01/2016                                                        1,494
                AAA      Aaa       1,500      6% due 8/01/2017                                                        1,764

Michigan--4.0%  AAA      Aaa       2,000   Detroit, Michigan, City School District, GO, Series A, 5.50% due
                                           5/01/2021 (c)                                                              2,214
                AAA      Aaa       1,000   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                           (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (d)                      1,147


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P      Moody's  Face
State           Ratings  Ratings  Amount   Municipal Bonds                                                          Value
Michigan                                   Michigan State Strategic Fund, Limited Obligation Revenue Refunding
(concluded)                                Bonds (Detroit Edison Company Project), AMT (j):
                AAA      Aaa    $  2,000      Series A, 5.50% due 6/01/2030                                      $    2,136
                AAA      Aaa       5,000      Series C, 5.65% due 9/01/2029                                           5,321
                NR*      Aaa       1,500   Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                           (Detroit Edison Company), RIB, Series 282, 11.42% due 8/01/2024 (a)(f)     2,009

Minnesota--4.5%                            Prior Lake, Minnesota, Independent School District Number 719, GO (c):
                NR*      Aaa       2,555      5.50% due 2/01/2016                                                     2,872
                NR*      Aaa       1,830      5.50% due 2/01/2017                                                     2,052
                NR*      Aaa       3,570      5.50% due 2/01/2018                                                     3,989
                NR*      Aaa       2,840      5.50% due 2/01/2019                                                     3,164
                NR*      Aaa       2,185   Sauk Rapids, Minnesota, Independent School District Number 47, GO,
                                           Series A, 5.625% due 2/01/2018 (d)                                         2,458

Mississippi--   BBB-     Ba1       3,725   Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
1.5%                                       (System Energy Resources Inc. Project), 5.875% due 4/01/2022               3,778
                AAA      Aaa       1,000   Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
                                           11/01/2009 (a)(e)                                                          1,195

Nebraska--1.8%                             Omaha, Nebraska, Convention Hotel Corporation, Convention Center
                                           Revenue Bonds, First Tier, Series A (a):
                AAA      Aaa       1,410      5.50% due 4/01/2020                                                     1,563
                AAA      Aaa       3,985      5.50% due 4/01/2022                                                     4,369

Nevada--6.5%    AAA      Aaa       1,750   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                           6.70% due 6/01/2022 (b)                                                    1,804
                AAA      Aaa       7,000   Las Vegas, Nevada, New Convention and Visitors Authority Revenue
                                           Bonds, 5.75% due 7/01/2016 (a)                                             8,003
                AA       Aaa         645   Nevada Housing Division, S/F Mortgage Revenue Refunding Bonds, AMT,
                                           Series A-2, 6.30% due 4/01/2022 (d)                                          656
                                           Truckee Meadows, Nevada, Water Authority, Water Revenue Bonds,
                                           Series A (c):
                AAA      Aaa       5,000      5.50% due 7/01/2018                                                     5,594
                AAA      Aaa       4,445      5.50% due 7/01/2019                                                     4,947

New Jersey--    AAA      Aaa       5,500   New Jersey State Transportation Trust Fund Authority, Transportation
3.2%                                       System Revenue Refunding Bonds, Series B, 6% due 12/15/2011 (d)(e)         6,591
                BBB      Baa2      3,800   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                           7% due 6/01/2041                                                           3,858

New Mexico--    AAA      Aaa       5,000   Farmington, New Mexico, PCR, Refunding (Public Service Company of
1.7%                                       San Juan), Series C, 5.70% due 12/01/2016 (a)                              5,563

New York--19.6% AAA      Aaa      14,000   Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                           5.75% due 8/01/2022 (c)                                                   15,718
                AAA      Aaa       5,000   New York City, New York, GO, Refunding, Series G, 5.75% due
                                           2/01/2017 (c)                                                              5,405
                AAA      Aaa       2,775   New York State Dormitory Authority Revenue Bonds (School Districts
                                           Financing Program), Series D, 5.25% due 10/01/2023 (d)                     2,990
                                           New York State Dormitory Authority, Revenue Refunding Bonds:
                AAA      Aaa       1,280      (School Districts Bond Financing Program), Series A, 5% due
                                              4/01/2016 (d)                                                           1,410
                AAA      Aaa       1,350      (School Districts Bond Financing Program), Series A, 5% due
                                              4/01/2017 (d)                                                           1,474
                AAA      Aaa       3,625      (School Districts Bond Financing Program), Series A, 5.25% due
                                              4/01/2022 (d)                                                           3,958
                AAA      Aaa       5,000      (State University Educational Facilities), 5.75% due
                                           5/15/2010 (b)(e)                                                           5,890
                AAA      Aaa       2,500   New York State Urban Development Corporation Revenue Bonds
                                           (Correctional Facilities Service Contract), Series C, 6% due
                                           1/01/2009 (a)(e)                                                           2,929
                AAA      Aaa       6,250   Port Authority of New York and New Jersey, Consolidated Revenue
                                           Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)                6,739
                                           Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                AAA      A3        5,000      Series A-1, 5.25% due 6/01/2022 (a)                                     5,407
                AA-      A3        7,850      Series C-1, 5.50% due 6/01/2017                                         8,696
                AA-      A3        3,000      Series C-1, 5.50% due 6/01/2021                                         3,306

North           AAA      Aaa       1,500   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A,
Carolina--0.5%                             5.35% due 1/01/2022 (a)                                                    1,584

Ohio--4.0%      NR*      Aaa       1,745   Aurora, Ohio, City School District, COP, 6.10% due 12/01/2019 (d)          2,052
                AAA      Aaa       7,000   Butler County, Ohio, Transportation Improvement District, Series A,
                                           5.125% due 4/01/2017 (c)                                                   7,607
                AAA      Aaa       1,000   Kent State University, Ohio, University Revenue Bonds, 6% due
                                           5/01/2024 (a)                                                              1,154
                NR*      Aaa       2,060   Ohio Capital Corporation, Housing Mortgage Revenue Refunding
                                           Bonds (Chadwick Place Apartments and Plaza), Series A, 5.05% due
                                           2/20/2036 (i)                                                              2,095


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P      Moody's  Face
State           Ratings  Ratings  Amount   Municipal Bonds                                                          Value
Pennsylvania--                             Lycoming County, Pennsylvania, College Authority Revenue Bonds
5.3%                                       (Pennsylvania College of Technology) (d):
                NR*      Aaa    $  2,255      5.25% due 7/01/2007(e)                                             $    2,518
                NR*      Aaa       3,345      5.25% due 7/01/2018                                                     3,650
                A-       NR*       2,430   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                           (Guthrie Health Issue), Series B, 5.85% due 12/01/2020                     2,612
                A-       NR*       1,335   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                           Refunding Bonds (Guthrie Healthcare System), Series A, 5.75% due
                                           12/01/2021                                                                 1,419
                AAA      Aaa       5,750   Washington County, Pennsylvania, Capital Funding Authority Revenue
                                           Bonds (Capital Projects and Equipment Program), 6.15% due
                                           12/01/2029 (a)                                                             6,964

Rhode Island--  NR*      Aaa       5,555   Providence, Rhode Island, Redevelopment Agency Revenue Refunding
1.9%                                       Bonds (Public Safety and Municipal Buildings), Series A, 5.75% due
                                           4/01/2019 (a)                                                              6,339

South           NR*      Aaa       3,020   South Carolina Housing Finance and Development Authority, Mortgage
Carolina--1.8%                             Revenue Refunding Bonds, AMT, Series A-2, 6.35% due 7/01/2019 (c)          3,317
                BBB      Baa2      2,700   Tobacco Settlement Revenue Management Authority of South Carolina,
                                           Tobacco Settlement Revenue Bonds, Series B, 6.375% due 5/15/2028           2,586

Tennessee--     AAA      Aaa       3,500   Metropolitan Government of Nashville and Davidson County, Tennessee,
2.1%                                       Health and Education Facilities Board Revenue Refunding Bonds
                                           (Ascension Health Credit), Series A, 5.875% due 11/15/2009 (a)(e)          4,125
                AA       Aa2       1,080   Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2C,
                                           6% due 7/01/2011                                                           1,158
                AAA      Aaa       1,515   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT,
                                           Series 1, 6.05% due 7/01/2014 (d)                                          1,623

Texas--11.1%    A-       Aa3       5,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                           Enterprises Inc.), Trust Certificates, Second Tier, Series B, 6% due
                                           1/01/2023                                                                  5,283
                AAA      Aaa       2,800   Dallas-Fort Worth, Texas, International Airport Revenue Bonds, AMT,
                                           Series A, 5.50% due 11/01/2033 (d)                                         2,982
                                           Dallas-Fort Worth, Texas, International Airport Revenue Refunding and
                                           Improvement Bonds, AMT, Series A (b):
                AAA      Aaa       1,835      5.875% due 11/01/2017                                                   2,057
                AAA      Aaa       2,150      5.875% due 11/01/2018                                                   2,397
                AAA      Aaa       2,390      5.875% due 11/01/2019                                                   2,661
                                           El Paso, Texas, Water and Sewer Revenue Refunding and Improvement
                                           Bonds, Series A (c):
                AAA      Aaa       2,650      6% due 3/01/2015                                                        3,099
                AAA      Aaa       3,875      6% due 3/01/2016                                                        4,531
                AAA      Aaa       4,115      6% due 3/01/2017                                                        4,812
                AAA      VMIG1++     400   Harris County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Bonds (Texas Children's Hospital), VRDN, Series B-1,
                                           1.11% due 10/01/2029 (d)(l)                                                  400
                AAA      Aaa       5,028   Houston, Texas, Community College System, Participation Interests,
                                           COP (Alief Center Project), 5.75% due 8/15/2022 (d)                        5,642
                AAA      Aaa       1,850   Midland, Texas, Certificates of Obligation, GO, 6.10% due 3/01/2027 (b)    2,135

Utah--2.6%      AAA      Aaa       2,400   Salt Lake City, Utah, Municipal Building Authority, Lease Revenue
                                           Refunding Bonds (Municipal Improvements and Refunding Project),
                                           Series A, 5.40% due 10/15/2019 (a)                                         2,654
                AAA      Aaa       5,000   Weber County, Utah, Municipal Building Authority, Lease Revenue
                                           Refunding Bonds, 5.75% due 12/15/2019 (d)                                  5,622

Virginia--2.3%  AAA      Aaa       7,340   Virginia State HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                           Sub-Series J-1, 5.20% due 7/01/2019 (d)                                    7,614

Washington--    AAA      Aaa       2,760   Chelan County, Washington, Public Utility District Number 001,
6.2%                                       Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                           5.45% due 7/01/2037 (a)                                                    2,907
                AAA      Aaa       1,505   King County, Washington, Sewer Revenue Bonds, Second Series, 6%
                                           due 1/01/2009 (b)(e)                                                       1,758
                AAA      Aaa       4,425   King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                           5.50% due 1/01/2027 (c)                                                    4,793
                NR*      Aaa       3,445   Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024 (a)          3,851
                AAA      Aaa       2,500   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                           due 10/01/2024 (d)                                                         2,871
                AAA      Aaa       3,500   Seattle, Washington, Water System Revenue Bonds, Series B, 6% due
                                           7/01/2029 (b)                                                              4,011

West Virginia-- AAA      Aaa       6,210   West Virginia State Housing Development Fund, Housing Finance Revenue
2.0%                                       Refunding Bonds, Series D, 5.20% due 11/01/2021 (d)                        6,501

Wisconsin--0.3% NR*      Aaa       1,000   Oshkosh, Wisconsin, Water Revenue Bonds, Series C, 5.125% due
                                           1/01/2026 (d)                                                              1,035

                                           Total Municipal Bonds (Cost--$484,802)--161.0%                           524,816


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                              Beneficial
                                Interest   Short-Term Securities                                                    Value
                                     289   Merrill Lynch Institutional Tax-Exempt Fund (k)                       $      289

                                           Total Short-Term Securities (Cost--$289)--0.1%                               289

                Total Investments  (Cost--$485,091)--161.1%                                                         525,105
                Unrealized Appreciation on Forward Interest Rate Swaps--Net**--0.0%                                      54
                Other Assets Less Liabilities--1.6%                                                                   5,406
                Preferred Stock, at Redemption Value--(62.7%)                                                     (204,518)
                                                                                                                 ----------
                Net Assets Applicable to Common Stock--100.0%                                                    $  326,047
                                                                                                                 ==========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FSA Insured.

(d)MBIA Insured.

(e)Prerefunded.

(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2004.

(g)Radian Insured.

(h)FNMA Collateralized.

(i)GNMA Collateralized.

(j)XL Capital Insured.

(k)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:
                                                 (in Thousands)

                                         Net           Dividend
Affiliate                              Activity         Income

Merrill Lynch Institutional
Tax-Exempt Fund                        (1,100)           $33


(l)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2004.

++Highest short-term rating by Moody's Investors Service, Inc.

*Not Rated.

**Forward interest rate swaps entered into as of March 31, 2004 were as follows:
                                                 (in Thousands)

                                                     Unrealized
                                       Notional    Appreciation
                                        Amount   (Depreciation)
Receive a variable rate equal to
3-month USD London InterBank
Offered Rate and pay a fixed
rate of 4.094%

Broker, J.P. Morgan Chase Bank
Expires April 2024                    $  20,000        $  (234)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 4.263%

Broker, J.P. Morgan Chase Bank
Expires June 2014                     $  66,500             288
                                                       --------
Total                                                  $     54
                                                       ========

See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Statement of Net Assets

As of March 31, 2004
Assets

               Investments in unaffiliated securities, at value
               (identified cost--$484,801,846)                                                              $   524,816,022
               Investments in affiliated securities, at value (identified cost--$289,380)                           289,380
               Unrealized appreciation on forward interest rate swaps--net                                           53,746
               Cash                                                                                                  12,286
               Receivables:
                  Interest                                                                $     8,275,420
                  Securities sold                                                                 720,000
                  Dividends from affiliates                                                             7         8,995,427
                                                                                          ---------------
               Prepaid expenses                                                                                      14,380
                                                                                                            ---------------
               Total assets                                                                                     534,181,241
                                                                                                            ---------------

Liabilities

               Payables:
                  Securities purchased                                                          3,369,275
                  Dividends to Common Stock shareholders                                          153,852
                  Investment adviser                                                               21,592
                  Other affiliates                                                                  2,764         3,547,483
                                                                                          ---------------
               Accrued expenses                                                                                      69,555
                                                                                                            ---------------
               Total liabilities                                                                                  3,617,038
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (2,100 Series A Shares, 2,100 Series B Shares and 3,980 Series C Shares of
               AMPS* issued and outstanding at $25,000 per share liquidation preference)                        204,517,598
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   326,046,605
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (22,352,426 shares issued
               and outstanding)                                                                             $     2,235,243
               Paid-in capital in excess of par                                                                 313,735,958
               Undistributed investment income--net                                       $     5,329,525
               Accumulated realized capital losses on investments--net                       (35,322,043)
               Unrealized appreciation on investments--net                                     40,067,922
                                                                                          ---------------
               Total accumulated earnings--net                                                                   10,075,404
                                                                                                            ---------------
               Total--Equivalent to $14.59 net asset value per share of Common Stock
               (market price--$13.80)                                                                       $   326,046,605
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Statement of Operations

For the Six Months Ended March 31, 2004
Investment Income

               Interest                                                                                     $    12,925,625
               Dividends from affiliates                                                                             33,193
                                                                                                            ---------------
               Total income                                                                                      12,958,818
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,455,771
               Commission fees                                                                    257,198
               Accounting services                                                                 84,529
               Transfer agent fees                                                                 33,986
               Professional fees                                                                   29,488
               Printing and shareholder reports                                                    26,552
               Custodian fees                                                                      14,598
               Listing fees                                                                        14,224
               Directors' fees and expenses                                                        11,399
               Pricing fees                                                                         8,817
               Other                                                                               19,280
                                                                                          ---------------
               Total expenses before waiver and reimbursement                                   1,955,842
               Waiver and reimbursement of expenses                                             (145,610)
                                                                                          ---------------
               Total expenses after waiver and reimbursement                                                      1,810,232
                                                                                                            ---------------
               Investment income--net                                                                            11,148,586
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized loss on investments--net                                                                (4,235,692)
               Change in unrealized appreciation on investments--net                                              8,462,105
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             4,226,413
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                             (942,559)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    14,432,440
                                                                                                            ===============

See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Statements of Changes in Net Assets

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                             March 31,        September 30,
Increase (Decrease) in Net Assets:                                                             2004                2003
Operations

               Investment income--net                                                     $    11,148,586   $    22,801,670
               Realized gain (loss) on investments--net                                       (4,235,692)        11,791,657
               Change in unrealized appreciation on investments--net                            8,462,105      (15,620,530)
               Dividends to Preferred Stock shareholders                                        (942,559)       (2,201,859)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            14,432,440        16,770,938
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

               Investment income--net                                                         (9,656,248)      (19,178,382)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to Common Stock
               shareholders                                                                   (9,656,248)      (19,178,382)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase (decrease) in net assets applicable to Common Stock               4,776,192       (2,407,444)
               Beginning of period                                                            321,270,413       323,677,857
                                                                                          ---------------   ---------------
               End of period*                                                             $   326,046,605   $   321,270,413
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $     5,329,525   $     4,779,746
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              March 31,          For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002   2001++++++++  2000++++++++
Per Share Operating Performance

               Net asset value, beginning of period          $    14.37   $    14.48   $    13.94   $    12.72   $    12.72
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                           .50++++     1.02++++         1.03         1.06         1.09
               Realized and unrealized gain (loss)
               on investments--net                                  .19        (.17)          .47         1.21          .04
               Dividends and distributions to Preferred
               Shareholders:
                  Investment income--net                          (.04)        (.10)        (.13)        (.31)        (.38)
                  Realized gain on investments--net                  --           --      --+++++           --           --
               Capital write-off resulting from issuance
               of Preferred Stock                                    --           --           --           --      --+++++
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .65          .75         1.37         1.96          .75
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to Common
               Stock shareholders:
                  Investment income--net                          (.43)        (.86)        (.83)        (.74)        (.75)
                  Realized gain on investment--net                   --           --      --+++++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to Common
               Stock shareholders                                 (.43)        (.86)        (.83)        (.74)        (.75)
                                                             ----------   ----------   ----------   ----------   ----------
               Capital write-off resulting from issuance
               of Common Stock                                       --           --           --           --      --+++++
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    14.59   $    14.37   $    14.48   $    13.94   $    12.72
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of period         $    13.80   $    13.13   $    13.55   $    13.04   $    10.75
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on market price per share                 8.49%+++        3.45%       10.71%       28.87%        4.07%
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share              4.80%+++        5.95%       10.67%       16.43%        7.08%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of waiver and
               reimbursement and excluding reorganization
               expenses***                                       1.11%*        1.14%        1.18%        1.09%        1.13%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses, excluding reorganization
               expenses***                                       1.20%*        1.23%        1.27%        1.26%        1.39%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses***                                 1.20%*        1.23%        1.27%        1.26%        1.70%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net***                   6.84%*        7.19%        7.44%        7.83%        8.67%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                       .58%*         .69%         .97%        2.28%        3.03%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                      6.26%*        6.50%        6.47%        5.55%        5.64%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock***

               Total expenses, net of waiver and reimbursement
               and excluding reorganization expenses              .68%*         .69%         .71%         .65%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses, excluding reorganization
               expenses                                           .74%*         .75%         .76%         .75%         .79%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                     .74%*         .75%         .76%         .75%         .97%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                      4.20%*        4.37%        4.48%        4.67%        4.93%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              March 31,          For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002   2001++++++++  2000++++++++
Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders          .92%*        1.08%        1.46%        3.36%        3.98%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets applicable to Common Stock,
               end of period (in thousands)                  $  326,047   $  321,270   $  323,678   $  311,505   $  284,222
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of
               period (in thousands)                         $  204,500   $  204,500   $  204,500   $  204,500   $  204,500
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                18.40%       52.00%       50.73%       61.09%      132.29%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    2,594   $    2,571   $    2,583   $    2,523   $    2,390
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding++

               Series A--Investment income--net              $      118   $      268   $      362   $      820   $    1,002
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      112   $      267   $      338   $      830   $    1,009
                                                             ==========   ==========   ==========   ==========   ==========
               Series C--Investment income--net              $      115   $      271   $      381   $      850   $      124
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++The Fund's Preferred Stock was issued on March 18, 1999 (Series A and B) and August 14, 2000 (Series C).

++++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Amount is less than $(.01) per share.

++++++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjust-ments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended March 31, 2004, FAM earned fees of $1,455,771 of which $144,219 was waived. For the six months ended March 31, 2004, FAM reimbursed the Fund in the amount of $1,391.

For the six months ended March 31, 2004, the Fund reimbursed FAM
$5,318 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2004 were $80,918,094 and $80,708,781, respectively.

Net realized gains (losses) for the six months ended March 31, 2004 and net unrealized gains as of March 31, 2004 were as follows:


                                        Realized         Unrealized
                                  Gains (Losses)              Gains

Long-term investments             $      982,160     $   40,014,176
Forward interest rate swaps          (5,217,852)             53,746
                                  --------------     --------------
Total                             $  (4,235,692)     $   40,067,922
                                  ==============     ==============


As of March 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $40,019,540, of which $40,322,839 related to appreciated securities and $303,299 related to depreciated securities. The aggregate cost of investments at March 31, 2004 for Federal income tax purposes was $485,085,862.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 2004 were as follows: Series A, 1.00%; Series B, .75%; and Series C, .94%.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended March 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $119,069 as commissions.


5. Capital Loss Carryforward:
On September 30, 2003, the Fund had a net capital loss carryforward of $24,973,245, of which $13,453,559 expires in 2007 and $11,519,686 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.073000 per share on April 29, 2004 to shareholders of record on April 16, 2004.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004



Quality Profile


The quality ratings of securities in the Fund as of March 31, 2004 were as follows:


                                        Percent of
                                          Total
S&P Ratings/Moody's Rating             Investments

AAA/Aaa                                    84.1%
AA/Aa                                       1.3
A/A                                         5.0
BBB/Baa                                     9.6




Officers and Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MUE



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIHOLDINGS INSURED FUND II, INC., MARCH 31, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund II, Inc.


Date: May 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund II, Inc.


Date: May 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund II, Inc.


Date: May 21, 2004